SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------

                   Investors Cash Trust - Treasury Portfolio




THE FOLLOWING CHANGES ARE EFFECTIVE IMMEDIATELY:


The following disclosure is added to the "Principal Investment Strategy" section of the fund's summary prospectuses and the "Principal Investment Strategy" section contained in the "FUND DETAILS" section of the fund's prospectuses:


The fund operates as a "government money market fund," as such term is defined under federal regulations. The fund invests 99.5% or more of its total assets at the time of investment in cash and short-term US Treasury securities.


The following disclosure replaces similar disclosure in the "Other Policies" section contained in the "FUND DETAILS" section of the fund's prospectuses:


o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing exclusively in short-term US Treasury securities and cash.


o While the fund currently does not intend to impose a liquidity fee or redemption gate upon the applicable compliance date of the money market fund reforms, the fund may elect to do so in the future.


               Please Retain This Supplement for Future Reference


July 17, 2015
PROSTKR-498
                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]